MyDx™

ORGANA Dx
AQUA Dx
AERO Dx
CANNA Dx


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OTCQB:MYDX

Corporate Presentation

MyDx, Inc.

Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are "forward-looking statements" relating to future events, as that term is defined in Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful commercialization of the Company's products, development of new products, the impact of competitive products or pricing, technological changes, the uncertainty regarding the laws and regulations governing the use and sale of cannabis, the effect of economic conditions, and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. Except as required by Federal securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

This presentation is for informational purposes only. This presentation does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

CDx LIVE PURE

MyDx, Inc.

- Development Stage Company
- Located in San Diego - 15 FTE's
- Developed MyDx™ (My Diagnostic), the first handheld chemical analyzer for consumers
- Quick, easy & affordable way for consumers to test the safety & composition of what they eat, drink & inhale
- Founded 2013
- Raised $7.6m in private equity (May 2014-Feb 2015)
- 220 Units Beta Tested in the Field
- Completed reverse merger earlier (May)
- Up-listed to OTCQB last Friday
- **Mission:** Empower consumers to **Trust & Verify™** what we put into our bodies.





CDX LIVE PURE

Our First-Mover Advantage

MyDx

- First handheld analyzer for consumers to measure chemicals of interest
- Provides analysis at a price point/sensitivity others cannot match
- Measured in parts per million
- Affordable price (~$600) will decrease with economies of scale
- Consumers are increasingly interested and mindful of what they put into their bodies
- Simple 3 step process – 3 minute test
- “Razor/Razor Blade approach means recurring revenue

How does MyDx work?

1

Connect

Automatically connect MyDx device to the App on your mobile phone



2

Sample

Place the sample in the test chamber on your MyDx device



3

Measure

Get the results via the MyDx app



MyDx Solution Components



MyDx Analyzer

The MyDx Analyzer is portable, wireless, and operates quietly.



MyDx App

Available for iOS or Android phones to help operate and track MyDx samples.



MyDx Sensors

Each Sensor is interchangeable and specifically designed for each targeted application.



MyDx Sensor Inserts

Replaceable MyDx Sensor Inserts ensure each test is clean with vacuum air connection.

MyDx Cloud

Massive Knowledge Base of MyDx Fingerprints and Total Chemical Profile data.

Our Technology

- Leveraging technology used over 15 years
- Space Station - NASA tested air quality for astronauts
- U.S. Department of Homeland Security & Bill and Melinda Gates Foundation
- An electronic nose, is engineered to detect molecules in vapor
- Sample placed in the MyDx device is analyzed by 16 sensor channels
- Competition - traditional gas chromatography machine is large & can cost $50K-$100K+


Human
Sense of Smell
Electronic
Sense of Smell
Sampling chemical vapors
Conversion to electrical impulse
Processing & interpretation

OrganaDx™

MyDx

ORGANADX

Test what you EAT for organic properties

The OrganaDx™ sensor will initially test for the 10 most common pesticides in your food

A booming industry:

- The global organic food & beverage market is expected to grow from $80B in 2013 to $162B by 2018 – 15% Compounded Annual Growth Rate (CAGR)[1]
- Over 10% of fruits & vegetables sold in the U.S. are organic[2]



Global Organic Food & Beverage Market1
$80B
$97
$113
$129
$145
$162B
15% CAGR: 2013-2018
2013
2014E
2015E
2016E
2017E
2018E

1) Reportlinker.com; June 2014
2) Organic Trade Association - OTA's 2014 Organic Industry Survey

AquaDx™

AQUADX

Test what you DRINK for harmful chemicals

The AquaDx™ sensor will test the amount of contaminants found in your water

Example: Bisphenol-A (BPA), used in the construction of water delivery pipes, are not even on the list of those regulated by the Safe Drinking Water Act[1]

New York Times in 2009 indicated that the water for 49M+ U.S. citizens contained illegal concentrations of arsenic, uranium, and bacteria



Do you know what's in your Water?

1)Drinking Dirty Water: Is America's Water Safety In Jeopardy?; Mar 2013

AeroDx™

Test what you INHALE for air quality

The AeroDx™ sensor will measure elements of the E.P.A. air quality index by monitoring certain chemicals in the air

Indoor & outdoor air quality testing

U.S. indoor air quality equipment market is expected to grow from \$3.9B in 2014 to \$5.8B by 2019 (7% CAGR)[2]

Air Quality Index

AQI VALUES	LEVELS OF HEALTH CONCERN
0 to 50	GOOD
51-100	MODERATE
101-150	UNHEALTHY FOR SENSISTIVE GROUPS
151-200	UNHEALTHY
201-300	VERY UNHEALTHY
301-500	HAZARDOUS


U.S. Indoor Air Quality Equipment Market2
$4B
$4
$5
$5
$5
$6B
7% CAGR: 2014-2019
2014E
2015E
2016E
2017E
2018E
2019E

1)U.S. Consumer Product Safety Commission
2)BCC Research, Sept 2014

CannaDx™

CANNADX

Find a Cannabis STRAIN that works for you

The CannaDx™ sensor tests cannabis for: Potency Range (i.e. THC & CBD) and later, Safety (pesticides)

The federal government doesn't mandate medical cannabis testing (No FDA approval needed)

Chemical composition lab measurement is rarely consistent

The Cannabis market is expected to grow by 46% by 2018

State Cannabis Laws Map[1]


Cannabis Legalization Status
Medical cannabis legalized
Cannabis legalized for recreational use
No laws legalizing cannabis


Series 1
U.S. Medical Cannabis Market2
$2B
$3
$5
$7
$8
$10B
46% CAGR: 2013-2018
2013
2014E
2015E
2016E
2017E
2018E

1)Governing The States and Localities, Nov 2014
2)ArcView Market Research; Nov 2013
3)http://www.canorml.org/RingTestOShaughnessys_Aut11.pdf

CDX LIVE PURE

CannaDx™ – Using The Data

- MyDx provides analysis revealing the range of relevant terpenoids & cannabinoids (i.e. THC & CBD)
- Users enter feedback in MyDx App to track how each chemical profile affects them
- MyDx App correlates chemical profiles with ailment relief and/or feelings (i.e. stress, anxiety & pain)



MyDx Profile
Epilepsy,Pain
Charlotte's Web
Harle-Tsu
Harlequin

- Goal is to empower consumers to create a personalized profile that defines ideal personal chemical composition

Database & mining could be very valuable

Manufacturers
- Know precisely what you're growing
- Optimize plant growth conditions
- Enjoy more profits from better quality product

Distributers
- Know exactly what you are buying and selling
- Capture real-time quality control at the POS
- Track buying/selling history and sources

Consumers
- Know what you are putting in your body
- Test the safety and Potency (THC, CBD, etc)
- Find the best strain that works for you

MyDx

MyDx
Ticker: MYDX

It's NOT about **THC** *(Tetrahydrocannabinol)*
It's about **TCP** *(Total Chemical Profile)*



BACK
MyDx
Harle-Tsu
Feeling
Content
Intake Info
Total Chemical Profile
Strain Type
Hybrid
Dosage
Milligrams of API
N/A mg
Cannabinoids
Total THC
5.11 %
Total CBD
9.85 %
ADD TO MY PROFILES
Helps You Relieve (rate each symptom)
Anxiety
Epilepsy
Intelligence
Makes You Feel (rate each feeling)
Less Happy
More Happy
Less Energetic
More Energetic
Less Focused
More Focused
Less Relaxed
More Relaxed
Save To MyData +

Cannabis contains over 400 chemical compounds that can effect our minds and bodies.

These Cannabanoids, Terpenes, and Flavonoids work together to create an Entourage Effect, and ultimately the Total Chemical Profile of the plant dictates the resulting physiological impact on our minds and bodies.

MyDx will test for the Total Chemical Profile of the plant and correlates that with how it makes you feel, or what it helps you relieve, so you can find a strain profile that works for you

CDxLife.com

It's not about THC, it's about TCP.

CDx LIVE PURE

Business Model Overview

MyDx

Consumer via Web and E-commerce	Direct Sales, Tradeshows	Wholesale & channel

Web Sales

- Buy direct from website
- Pre-Sold 275 Beta Units as a test
- Keyword & SEO traffic
- Social media Facebook, twitter, Instagram, etc.
- Give away campaigns, etc.

Inside Sales

- B2B & B2C inside sales representatives (3 currently – focused on CannaDx)
- Additional sales representatives added as needed

Channel Partner Development

- Over 60 distribution prospects
- Securing PO's and Contracts
- Focusing on large partners who order 100's or 1000's of units

Growth Strategy

MyDx

Build Public Awareness	• Marketing • Advertising • Tradeshows • Social media • Public relations • Investor relations
Expand Sales Force	• Inside sales • Leverage channel partner sales teams
Develop Channel Relationships	• Increase pipeline • Gain PO's and Contracts •Start Retail Relationships •Continue Industry Partnerships
Product Development	• Canna (further product expansion & cost reduction) • Organa, Aero & Aqua • Custom sensors for niche markets (food safety, wine industry, etc.)
Exploit CannaDx Database	• Possible future sale of data • Create CDx Medical

International Expansion	• Europe & Asia
	  • Cannabis as countries come online
	  • Organa, Aero, Aqua (multiple country specific opportunities)

IP Protection

MyDx

- CDx Intellectual Property: PCT/US14/46500 Covers the rights to a family of 4 pending application patents to detect chemicals in solids liquids, and gases and outline a novel method for drug development, preparation & administration that bypasses preclinical validation by going directly to the consumer.

- Licensed IP: Ongoing Exclusive Worldwide License (Cannabis field of use) from Next Dimension Technologies, Inc. to over 30 issued patents that cover all aspects of their commercial conducting polymer based sensor array technology. The company's key patents protect the composition of the sensors, the sensor manufacturing processes, sensor substrate design, data analysis routines, and use of the sensors in a broad range of applications.



- Licensed IP: 10 Year Exclusive Worldwide License for the utilization of a patented carbon nanotube based electronic nose sensor for the Cannabis Market. The company's key patents cover manufacturing methods and technology (4 patents: 1 issued, 3 pending).

- Trade Secret: Development partner will manufacture disposable sensors in California and maintain it as a trade secret and will provide option for CanaDx to outsource if they cannot deliver on price/quality requirements outlined in our agreement.

CDX LIVE PURE

Experienced Management Team



Daniel Yazbeck
Founder & CEO

- Nearly 15 Years experience in Fortune 500 Scientist for Pfizer Pharmaceuticals specializing in chemical R&D technologies
- Multiple patents issued in his name and a variety of research papers authored
- Strategic, new business and product development with Panasonic
- BS McGill University, Biochemistry and Marketing
- MS McGill University, Medicinal Chemistry



David Bortolin
CRO

- 22 years of enterprise software, SaaS direct sales, channel partner and marketing experience with established players and start-ups
- COO of Rainbow Chefs
- VP of Worldwide Sales, Marketing, and Strategic Partnerships for AppCentral
- BS St. Mary's College



Skip Sanzeri
President

- 20+ years experience in private equity & venture backed companies
- CEO Open Source Group, Social G2
- VP of Business Development at Quote.com
- Director at Ziff-Davis Publishing
- MPA College of Notre Dame
- BA Claremont McKenna College



Jean Pierre LeBlanc
CTO

- 20 years in building innovative and world-class development teams from the ground-up or through effective change management.
- Sun Microsystems, Boland, Nokia, Canadian Military
- MS Computer Engineering
- BS in Engineering Management from the Royal Military College of Canada



Tom Gruber
CFO

- 20+ years of financial and senior executive management experience from publicly traded high-technology companies
- Western Digital,
- CFO & COO for I/O Magic
- CFO for Western Digital Corporation
- MBA Pepperdine, CPA



Rob Lewis
CMO

- 27 years experience in product marketing and management in high tech including hardware, software development and internet services.
- Silicon Graphics, Vivendi/Universal, Qualcomm, Verifone
- BA University of California, San Diego
- MBA University of Virginia, Darden GSB

Key Takeaways

- First mover advantage in creating a hand-held, portable analyzer that detects chemicals of interest
- MyDx provides chemical analysis at a price point/sensitivity others cannot match
- Measured in parts per million
- Patented and Licensed technology provides a sustainable competitive advantage
- Aggressively pursuing massive organic food & cannabis market opportunities first
- "Sensory/experiential" database creates a highly unique asset
- Experienced management team





CDx Contacts

MyDx, Inc.

Skip Sanzeri
President
6335 Ferris Square, Suite B
San Diego, CA 92121
Tel (800) 814-4550
www.cdxlife.com

Investor Relations

MZ North America
Greg Falesnik
Senior Vice President
Tel (949) 385-6449
Greg.Falesnik@mzgroup.us

an Attitude company

Extra Slides - IP

PCT Status

An International Patent Application (PCT/US14/46500) was filed July 14, 2014 citing priority to four US Provisional Patent Applications, the earliest provisional patent application filed July 17, 2013. The most recent substantial activity was an International Search Report and Written Opinion that was received on December 31, 2014.

Patent Subject Matter

The patent application is directed to subject matter that includes the following:

1. devices for analyte detection that include a sample preparation module with a volatilization element in fluid communication with a detection module, the detection module including a sensor array with a plurality of sensors for detecting a plurality of analytes. These devices include various types of volatilization elements, sensor arrays, mobilization modules for moving the volatile component of the sample, distribution modules, and filters.
2. methods of analyte detection that include (a) volatilizing a sample resulting in a volatile component, (b) separating the volatile component from the remaining sample, and (c) contacting the volatile component with a sensor array having a plurality of sensors for detecting a plurality of analytes. These methods include various types of volatilization and filtration. The samples can be of any origin and include Cannabis and its components.
3. methods for regulating delivery of a volatile component that include (a) volatilizing a sample resulting in a volatile component, (b) separating the volatile component from the remaining sample, (c) contacting the volatile component with a sensor array with a plurality of sensors for detecting a plurality of analytes, and (d) regulating delivery of the volatile component based on a preset level of analyte delivery. These methods include various types of volatilization and filtration. The volatile can be a pharmaceutical or Cannabis. The analyte can be a component of Cannabis. The volatile component can be collected and optionally concentrated and/or stored. Delivery can be to a subject and the delivery can be a preset level of the component. The subject can be provided sample-related information
4. methods for regulating delivery of a subfraction of a volatile component that include (a) volatilizing a sample resulting in a volatile component, (b) separating the volatile component from the remaining sample, (c) contacting the volatile component with a sensor array having a plurality of sensors for detecting a plurality of analytes, (d) fractionating the volatile component into a plurality of subfractions, and (e) regulating delivery of at least one subfraction of the volatile component based on a preset level of analyte delivery. These methods include various types of volatilization and filtration. The volatile can be an active component of a pharmaceutical or Cannabis. The volatile component can be collected and optionally concentrated and/or stored. Delivery can be to a subject and the delivery can be a preset level of the component. The subject can be provided sample-related information.

CDX, INC.
STATEMENTS OF OPERATIONS
for the year ended December 31, 2014 and the
period from September 16, 2013 (date of inception) to December 31, 2013

	2014	2013
Operating expenses:		
Research and development	$ 1,539,392	$ -
Sales and marketing	750,480	-
General and administrative	1,009,827	1,879
Total operating expenses	3,299,699	1,879
Loss from operations	(3,299,699)	(1,879)
Interest expense, net	(227,539)	
Loss before provision for income taxes	(3,527,238)	(1,879)
Provision for income taxes	1,150	
Net loss	$ (3,528,388)	$ (1,879)
Net loss per share:		
Basic and diluted	$ (0.44)	
Weighted-average shares used in computing net loss per share		
Basic and diluted	8,038,989	